Dreyfus
Variable
Investment Fund,
Special Value
Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for the Dreyfus Variable Investment Fund -- Special Value Portfolio for the year ended December 31, 1997. Over this period, your Portfolio produced a total return of 23.14%,* which compares with a total return of 33.35% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500")** and 29.99% for the Standard and Poor's Barra Value Index.*** Regardless, the Portfolio finished the year well within the first quartile in the Lipper Variable Annuities Flexible Funds category.****

   The financial sector was by far the best performing economic sector of most major indices for the year. While the Portfolio did have significant exposure to the financial sector during the year, this sector was underweighted compared to the S&P 500. This is because of our concerns that valuations of many financial companies were at historically high levels. This decision slightly handicapped the Portfolio during 1997. Similarly, the Portfolio was generally underweighted in the utility sector for much of the year. Nonetheless, utilities turned out to be one of the best performing sectors during the fourth quarter of 1997. On the other hand, decisions to underweight technology-related companies based on our assessment of their generally high valuation levels and to overweight the consumer services sector contributed positively to your Portfolio's performance.

ECONOMIC REVIEW

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year-end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product ("GDP") grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That all these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Fed to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

   Performance this past year was penalized by our disciplined value investing approach. Only the strong returns from financial stocks saved the performance of value benchmarks like the Standard & Poor's Barra Value Index. While we certainly had exposure to this sector, we chose not to overweight it relative to the overall market, as the value stock indices do, believing that the risks were too high given historically excessive valuations for financial stocks. As a result, performance of the Portfolio was handicapped. Further, we believed that the valuation of most major market benchmarks was excessive during this past year, and constructed an investment portfolio with a relatively low correlation to the major market indices. In doing so, we believed that, while performance was ultimately penalized, the risk level of the Portfolio was significantly lower than that of these benchmarks.

VALUE INVESTING AND OUR INVESTMENT PROCESS

   To briefly review our investment philosophy, while there are other investment disciplines practiced at Dreyfus, we are passionate believers in value investing. Paying attention to the value of securities has proven in numerous industry and academic studies to result in superior and more consistent long-term investment returns. As value investors, we want to buy companies with growth potential, but we want to pay as little for them as we have to. In this sense, we believe it is generally a lower risk, more conservative style of equity investing.

   Our approach to the selection of securities starts and ends with our analysts who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of portfolio securities. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the security price) which, to justify purchase, must be greater than the risk-free yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors which have historically influenced stock returns. We input into this model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 securities. We use the same disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

EXAMPLES OF OUR INVESTMENT PROCESS

   While examining all the detail that goes into the decision-making and implementation process of buying, owning and eventually selling a security in the Portfolio is not possible in this short report, provided below are several brief summaries of actual transactions made during 1997.

   One of the securities owned within the Portfolio, which appreciated significantly during the year was Owens-Illinois, primarily a manufacturer of glass containers for consumable items like food and beverages. We bought the stock in January 1997 and continued to own it at the end of the year.

   When we evaluated Owens-Illinois, our computer model showed it to be a competitively priced value stock. We expected to be paid more in total earnings power than the risk-free interest rate that we would have received from a fairly long-term U.S. Treasury investment. Additionally, our multifactor computer model calculated an overall score for Owens-Illinois of +3 (with zero being the average security score). Various factors in the model demonstrated that this security's growth was being offered for sale at a discount, that its reported earnings would likely be above consensus expectations, and that the company was well positioned for the current economic and market environment. The glass container industry had consolidated from about sixteen North American manufacturers in 1981 to only three major players today, and this oligopoly was expected to lead to higher prices. Further, the trend away from glass appeared to be stabilizing, if not reversing, as glass gives a perception of quality. International was the primary growth engine for the company since, by offering to share its proprietary manufacturing technology, Owens-Illinois had the inside track on making foreign acquisitions. Finally, management itself owned 20% of the company, and we believe it to be an advantage when management's financial interests are the same as our shareholders.

   Owens-Illinois remained an attractive investment for the Portfolio throughout 1997. Operations remained fundamentally strong. For the year, the company delivered earnings per share more than ten cents greater than Wall Street analysts had been forecasting a year before, when we had first started our analysis of the company.

   Digital Equipment was a holding within the Portfolio during 1997 that, unfortunately, did not perform well. This computer hardware and services company became tarnished by the Asian economic crisis through its significant exposure to these markets. When we purchased the stock in November, we believed that the impact of Asia was already factored into the stock price. Evidently, it was not, and in early December the stock price declined significantly, triggering one of our security sale rules that attempt to protect the Portfolio from large losses. After carefully reconsidering the investment thesis behind our holding and all available fundamental data, we decided to retain ownership at least temporarily. Digital's stock price subsequently stopped declining, appreciated sharply in mid-January of 1998, and the company received a takeover proposal from Compaq Computer later that month. The result was that Digital became a huge winner for the Portfolio, but only in 1998.

   Intel, the computer microprocessor manufacturer, or the actual "brains" of computers, was added to the Portfolio during April 1997. According to our computer valuation model, Intel was a value stock, with an earnings yield greater than the 5-year U.S. Treasury Bond yield. Our multifactor computer-model score was only average for the security, but we believed that this data told only part of the story, and that other strong fundamental factors existed to warrant purchase. Primarily, Wall Street analysts had become pessimistic about the stock, depressing the share price, because of its product transition to the new Pentium II microprocessor. Delays and fire-sale pricing of old microprocessors were the primary concerns of the consensus analyst. In all of this pessimism and concern over what we believed were transitory issues, we saw opportunity.

   Intel remained in the Portfolio only until mid-August, when the valuation of the security could no longer be justified. Due to appreciation in the stock price, Intel's earnings yield had dropped below the minimum risk-free interest rate, that of the 90-day U.S. Treasury Bill. At this point, we were no longer being paid even the minimum risk-free rate to own the security and, theoretically at such a level, we would prefer to own the risk-free security. We sold the stock, and looked for another inexpensive equity security to reinvest the proceeds. Additionally, while Intel's operating fundamentals at the time remained strong, we were worried that Wall Street analysts had become too optimistic about the company and that expectations had become too high. In fact, soon after our sale, overly optimistic Wall Street earnings estimates were cut and the stock entered a period of underperformance which lasted through the end of the year. During the relatively short period that we owned the stock, it made a significant contribution to the Portfolio's total return.

   This type of detailed fundamental analysis is performed every day for your Portfolio. Obviously, not all Portfolio investments will be as rewarding as these examples, but every current and potential new holding is subjected to the same rigorous standards on a regular basis.

PORTFOLIO REVIEW

   Investment results during this annual period benefited from holdings such as Owens-Illinois, Intel, Watson Pharmaceuticals, Travelers Group, Airborne Freight, Stone Container, Lone Star Industries, Cooper Cameron, Texas Utilities, Yellow Freight, Equitable Companies, and Raychem. In addition to Digital Equipment, relative performance results during the fiscal year were penalized by holdings including Micron Technology, Read-Rite, Cabletron Systems, Fruit of the Loom, Cl. A, Applied Materials, 3 Com, and PacifiCare Health Systems, Cl. B.

   We should note the change in the name of your Portfolio made during the year. At about midyear, we changed it in name only from Managed Assets to Special Value, which we believe more accurately reflects its disciplined yet flexible value-oriented investment style.

   We will continue to manage your investments with dedication and discipline in an effort to produce rewarding returns on your behalf.

                                                     Sincerely,

                                                     /s/ Timothy M. Ghriskey

                                                     Timothy M. Ghriskey
                                                     Portfolio Manager

January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock
     Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.
**** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Allocates its investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return.

Dreyfus Variable Investment Fund, Special Value Portfolio      December 31, 1997
--------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO WITH THE STANDARD & POOR'S 500
        COMPOSITE STOCK PRICE INDEX AND THE DOW JONES INDUSTRIAL AVERAGE

$36,912
Dow Jones
Industrial Average*

Dollars

$36,570
Standard & Poor's 500 Composite Stock
Price Index*

$17,073
Dreyfus Variable
Investment Fund,
Special Value Portfolio

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------
   One Year Ended            Five Years Ended         From Inception (8/31/90)
 December 31, 1997           December 31, 1997          to December 31, 1997
 -----------------           -----------------        ------------------------
     23.14%                        8.44%                        7.56%

------------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Special Value Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor's 500 Composite Stock Price Index as well as to the Dow Jones Industrial Average which are described below. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted, unmanaged indices of overall stock market performance, which do not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                         December 31, 1997


Common Stocks--98.7%                                                                             Shares             Value
-------------------------------------------------------------------------------               ------------      -------------
      Commercial Services--5.3%  Ikon Office Solutions.........................                 20,700            $   582,188
                                 Primark....................................(a)                 54,400              2,213,400
                                                                                                                  -----------
                                                                                                                    2,795,588
                                                                                                                  -----------

   Consumer Non-Durables--10.5%  Dean Foods....................................                 11,800                702,100
                                 Dreyer's Grand Ice Cream......................                 20,600                496,975
                                 Kimberly-Clark................................                  6,700                330,394
                                 Philip Morris ................................                 11,600                525,625
                                 RJR Nabisco Holdings..........................                 18,800                705,000
                                 Revlon, Cl. A..............................(a)                 57,000              2,012,813
                                 UST...........................................                 21,000                775,687
                                                                                                                  -----------
                                                                                                                    5,548,594
                                                                                                                  -----------

        Consumer Services--3.7%  La Quinta Inns................................                102,000              1,969,875
                                                                                                                  -----------

    Electronic Technology--6.7%  Adaptec....................................(a)                 11,500                426,937
                                 Ceridian...................................(a)                 14,400                659,700
                                 Digital Equipment..........................(a)                 11,700                432,900
                                 International Business Machines...............                  3,600                376,425
                                 Lockheed Martin...............................                 10,300              1,014,550
                                 Storage Technology.........................(a)                 10,500                650,344
                                                                                                                  -----------
                                                                                                                    3,560,856
                                                                                                                  -----------

          Energy Minerals--4.0%  British Petroleum, A.D.R. ....................                  7,500                597,656
                                 Phillips Petroleum............................                  6,300                306,338
                                 Tosco.........................................                 17,000                642,812
                                 USX-Marathon Group............................                 16,400                553,500
                                                                                                                  -----------
                                                                                                                    2,100,306
                                                                                                                  -----------

                 Finance--13.7%  Allstate......................................                  5,800                527,075
                                 Avis Rent A Car...............................                  6,500                207,594
                                 BankAmerica...................................                  6,600                481,800
                                 Bankers Trust New York........................                 14,700              1,652,831
                                 Chase Manhattan...............................                  4,400                481,800
                                 Equitable.....................................                 11,700                582,075
                                 Fleet Financial Group.........................                  9,000                674,438
                                 Istituto Bancario San Paolo di Torino.........                 75,000               720,322
                                 Morgan (J.P.).................................                  5,800                654,675
                                 NationsBank...................................                  9,600                583,800
                                 Travelers Group...............................                 12,750                686,906
                                                                                                                  -----------
                                                                                                                    7,253,316
                                                                                                                  -----------

           Health Services--.8%  PacifiCare Health Systems, Cl.B............(a)                  7,800                408,525
                                                                                                                  -----------



Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                              December 31, 1997


Common Stocks (continued)                                                                        Shares             Value
-------------------------------------------------------------------------------               ------------      -------------
        Health Technology--6.7%  Allergan......................................                 18,300            $   614,194
                                 Amgen......................................(a)                 12,700                687,387
                                 Biogen.....................................(a)                 50,000              1,818,750
                                 Genzyme-General Division...................(a)                 15,800                438,450
                                                                                                                  -----------
                                                                                                                    3,558,781
                                                                                                                  -----------

      Industrial Services--1.2%  Cooper Cameron.............................(a)                 10,400                634,400
                                                                                                                  -----------

      Non-Energy Minerals--2.2%  Lone Star Industries..........................                 22,500              1,195,312
                                                                                                                  -----------

       Process Industries--3.9%  Archer-Daniels-Midland........................                 26,600                576,887
                                 Crown Cork & Seal.............................                 13,600                681,700
                                 Owens-Illinois.............................(a)                 12,100                459,044
                                 Premark International.........................                 12,600                365,400
                                                                                                                  -----------
                                                                                                                    2,083,031
                                                                                                                  -----------

   Producer Manufacturing--9.1%  Harsco........................................                 16,500                711,563
                                 MagneTek...................................(a)                 91,700              1,788,150
                                 Masco.........................................                 13,700                696,987
                                 Xerox.........................................                 22,000              1,623,875
                                                                                                                  -----------
                                                                                                                    4,820,575
                                                                                                                  -----------

             Retail Trade--8.1%  American Stores...............................                 90,000              1,850,625
                                 Federated Department Stores................(a)                 14,200                611,488
                                 Sears, Roebuck & Co...........................                 40,500              1,832,625
                                                                                                                  -----------
                                                                                                                    4,294,738
                                                                                                                  -----------

           Transportation--5.1%  Airborne Freight..............................                 10,000                621,250
                                 CNF Transportation............................                 10,500                402,938
                                 Yellow.....................................(a)                 66,000              1,658,250
                                                                                                                  -----------
                                                                                                                    2,682,438
                                                                                                                  -----------

               Utilities--17.7%  Ameritech.....................................                  8,300                668,150
                                 Coastal.......................................                 28,600              1,771,413
                                 Empresa Nacional de Electricidad, A.D.R.......                 65,000              1,149,687
                                 McLeodUSA, Cl. A...........................(a)                 45,000              1,440,000
                                 Telefonos de Mexico, Cl. L, A.D.R.............                 39,200              2,197,650
                                 Texas Utilities...............................                 52,000              2,161,250
                                                                                                                  -----------
                                                                                                                    9,388,150
                                                                                                                  -----------
                                 TOTAL COMMON STOCKS
                                    (cost $48,795,839).........................                                   $52,294,485
                                                                                                                  ===========




Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                December 31, 1997

                                                                                                Principal
Short-Term Investments--1.9%                                                                     Amount             Value
-------------------------------------------------------------------------------               ------------      -------------
          U.S. Treasury Bills;   5.22%, 3/5/1998
                                    (cost $999,783)............................               $  1,009,000        $   999,909
                                                                                                                  ===========

TOTAL INVESTMENTS (cost $49,795,622)...........................................                     100.6%        $53,294,394
                                                                                                    ======        ===========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                       (.6%)       $  (313,164)
                                                                                                    ======        ===========
NET ASSETS.....................................................................                     100.0%        $52,981,230
                                                                                                    ======        ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.




                       See notes to financial statements.


Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                               December 31, 1997

                                                                                                  Cost            Value
                                                                                               -----------     -----------
ASSETS:                       Investments in securities--See Statement of Investments          $49,795,622     $53,294,394
                              Cash.............................................                                    311,302
                              Dividends and interest receivable................                                     96,424
                              Receivable for investment securities sold........                                     35,663
                              Prepaid expenses.................................                                         86
                                                                                                               -----------
                                                                                                                53,737,869
                                                                                                               -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                     32,328
                              Payable for investment securities purchased......                                    684,740
                              Accrued expenses.................................                                     39,571
                                                                                                               -----------
                                                                                                                   756,639
                                                                                                               -----------

NET ASSETS.....................................................................                                $52,981,230
                                                                                                               ===========

REPRESENTED BY:               Paid-in capital..................................                                $51,858,749

                              Accumulated distributions in excess of investment
                                income--net....................................                                     (1,224)

                              Accumulated net realized gain (loss) on investments,
                                foreign currency transactions, forward currency
                                exchange contracts and securities sold short...                                 (2,375,067)

                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 5(b)......................                                  3,498,772
                                                                                                               -----------
NET ASSETS.....................................................................                                $52,981,230
                                                                                                               ===========

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                  4,078,851

NET ASSET VALUE, offering and redemption price per share.......................                                     $12.99
                                                                                                                    ======



                       See notes to financial statements.


Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
Statement of Operations                                                                Year Ended December 31, 1997



INVESTMENT INCOME

INCOME:                       Cash dividends (net of $8,255 foreign taxes
                                withheld at source)......................                  $  382,694
                              Interest...................................                      92,939
                                                                                           ----------
                                   Total Income..........................                                     $  475,633


EXPENSES:                     Investment advisory fee--Note 4(a).........                     250,293
                              Auditing fees..............................                      29,873
                              Legal fees.................................                      19,659
                              Prospectus and shareholders' reports.......                      17,644
                              Custodian fees.............................                      12,187
                              Dividends on securities sold short.........                       7,676
                              Registration fees..........................                       6,004
                              Trustees' fees and expenses--Note 4(b).....                         889
                              Shareholder servicing costs................                         406
                              Miscellaneous..............................                         767
                                                                                           ----------
                                   Total Expenses........................                                        345,398
                                                                                                              ----------

INVESTMENT INCOME--NET...................................................                                        130,235
                                                                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments and
                                   foreign currency transactions.........                  $1,371,649
                                Short sale transactions..................                     (57,371)
                              Net realized gain (loss) on forward currency
                                exchange contracts
                                   Short transactions....................                      22,003
                                                                                           ----------
                                   Net Realized Gain (Loss)..............                                      1,336,281
                              Net unrealized appreciation (depreciation) on
                                investments and foreign currency transactions                                  3,491,638
                                                                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                      4,827,919
                                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $4,958,154
                                                                                                              ==========



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                            Year Ended        Year Ended
                                                                                        December 31, 1997  December 31, 1996
                                                                                        -----------------  -----------------
OPERATIONS:
   Investment income--net..................................................              $   130,235         $ 1,016,129
   Net realized gain (loss) on investments.................................                1,336,281          (2,021,735)
   Net unrealized appreciation (depreciation) on investments...............                3,491,638             291,402
                                                                                         -----------         -----------

      Net Increase (Decrease) in Net Assets Resulting from Operations......                4,958,154            (714,204)
                                                                                         -----------         -----------
DIVIDENDS TO SHAREHOLDERS:
   From investment income--net.............................................                  (26,936)         (1,062,506)
   In excess of investment income--net.....................................                   (1,224)           (107,997)
   From net realized gain on investments...................................                 (221,252)             --
   From paid-in capital....................................................                     --              (114,865)
                                                                                         -----------         -----------

      Total Dividends......................................................                 (249,412)         (1,285,368)
                                                                                         -----------         -----------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold...........................................               30,958,786           5,860,638
   Dividends reinvested....................................................                  249,412           1,285,368
   Cost of shares redeemed.................................................               (4,036,389)         (9,317,556)
                                                                                         -----------         -----------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions             27,171,809          (2,171,550)
                                                                                         -----------         -----------

         Total Increase (Decrease) in Net Assets...........................               31,880,551          (4,171,122)

NET ASSETS:
   Beginning of Period.....................................................               21,100,679          25,271,801
                                                                                         -----------         -----------
   End of Period...........................................................              $52,981,230         $21,100,679
                                                                                         ===========         ===========

(Distributions in excess of investment income--net)........................              $    (1,224)        $  (107,997)
                                                                                         -----------         -----------

                                                                                            Shares             Shares
                                                                                         -----------         -----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.............................................................                2,411,671             480,990
   Shares issued for dividends reinvested..................................                   19,289             120,516
   Shares redeemed.........................................................                 (343,128)           (769,628)
                                                                                         -----------         -----------

      Net Increase (Decrease) in Shares Outstanding........................                2,087,832            (168,122)
                                                                                         ===========         ===========


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                          -------    -------     -------     -------     -------
   Net asset value, beginning of period..............     $10.60      $11.70       $12.37      $12.92      $10.14
                                                          ------      ------       ------      ------      ------
   Investment Operations:
   Investment income--net............................        .06         .63          .51         .35         .20
   Net realized and unrealized gain (loss) on investments   2.40       (1.05)        (.54)       (.56)       2.71
                                                          ------      ------       ------      ------      ------
   Total from Investment Operations..................       2.46        (.42)        (.03)       (.21)       2.91
                                                          ------      ------       ------      ------      ------
   Distributions:
   Dividends from investment income--net.............       (.01)       (.56)        (.64)       (.32)       (.13)
   Dividends in excess of investment income--net.....       (.00)(1)    (.06)         --         (.02)        --
   Dividends from net realized gain on investments...       (.06)        --           --          --          --
   Paid-in capital...................................         --        (.06)         --          --          --
                                                          ------      ------       ------      ------      ------
   Total Distributions...............................       (.07)       (.68)        (.64)       (.34)       (.13)
                                                          ------      ------       ------      ------      ------
   Net asset value, end of period....................     $12.99      $10.60       $11.70      $12.37      $12.92
                                                          ======      ======       ======      ======      ======

TOTAL INVESTMENT RETURN..............................      23.14%      (3.62%)       (.26%)     (1.56%)     28.59%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.        .99%        .93%         .94%        .25%        .27%
   Ratio of dividends on securities sold short to
      average net assets.............................        .02%        --           --          --          --
   Ratio of net investment income to average net assets      .38%       4.12%        3.56%       3.54%       1.87%
   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation and
      Comstock Partners, Inc.........................         --         --           --          .88%       2.25%
   Portfolio Turnover Rate...........................     188.57%     124.19%       53.88%      25.96%      99.08%
   Average commission rate paid(2)...................     $.0495      $.0250          --          --          --
   Net Assets, end of period (000's Omitted).........    $52,981     $21,101      $25,272     $30,510      $7,957

----------
(1) Amount represents less than $.01 per share.
(2) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Special Value Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   On September 8, 1997, the shareholders of the Special Value Portfolio approved, effective October 1, 1997, a change of the Series' name from "Managed Assets Portfolio" to "Special Value Portfolio".

   The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

   The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

   An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.

   In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

   The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net on a fiscal year basis. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

   Dividends in excess of investment income-net result from Federal income tax distribution requirements, primarily from foreign currency transactions.

   During the period ended December 31, 1997, the Series reclassified $4,698 from accumulated net realized gain (loss) on investments to accumulated undistributed investment income-net.

   (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 3--Bank Line of Credit:

   In accordance with an agreement with a bank, the Series may borrow up to $5 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time. During the period ended December 31, 1997, the Series did not borrow under the line of credit.

Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to an amended Investment Advisory Agreement with Dreyfus, effective February 1, 1997, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly. Prior to February 1, 1997, the investment advisory fee was computed at the annual rate of .375 of 1% of the value of the Series' average daily net assets and was payable monthly.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

   (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1997:
                                      Purchases             Sales
                                    -------------       -------------
  Long transactions..........        $106,346,840         $60,163,454
  Short sale transactions....             492,313             434,942
                                    -------------       -------------
              TOTAL..........        $106,839,153         $60,598,396
                                    =============       =============

   The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker or custodian, of cash and/or liquid securities sufficient to cover its short position. At December 31, 1997, there were no securities sold short outstanding.

   The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1997, there were no forward currency exchange contracts outstanding.

   (B) At December 31, 1997, accumulated net unrealized appreciation on investments was $3,498,772, consisting of $5,057,558 gross unrealized appreciation and $1,558,786 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Special Value Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Special Value Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP

New York, New York
February 5, 1998

Dreyfus Variable Investment Fund, Special Value Portfolio
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Series hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

Dreyfus Variable Investment Fund,
Special Value Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                     118AR9712